                             AMENDMENT NUMBER 2 TO
                     TRANSFER AND ADMINISTRATION AGREEMENT

          AMENDMENT NUMBER 2 TO TRANSFER AND ADMINISTRATION AGREEMENT (this "Amendment"), dated as of May 17, 2001 among TECH DATA CORPORATION ("Tech
 ---------                                                           ----
Data"), a Florida corporation ("Tech Data"), as collection agent (in such
----                            ---------
capacity, the "Collection Agent"), TECH  DATA FINANCE SPV, INC., a Delaware
               ----------------
corporation headquartered in California, as transferor (in such capacity, the "Transferor"), RECEIVABLES CAPITAL CORPORATION ("RCC"), a Delaware corporation ,
 ----------                                      ----
ATLANTIC ASSET SECURITIZATION CORP., a Delaware corporation ("Atlantic"),
                                                              --------
LIBERTY STREET FUNDING CORP., a Delaware corporation, ("Liberty"), AMSTERDAM
                                                        -------
FUNDING CORPORATION, a Delaware corporation ("AFC"), FALCON ASSET SECURITIZATION
                                              ---
CORPORATION, a Delaware corporation, ("Falcon"), BLACK FOREST FUNDING
                                       ------
CORPORATION, a Delaware corporation, ("Black Forest"and collectively with RCC,
                                       ------------
Atlantic, Liberty, AFC and Falcon, the "Class Conduits"), CREDIT LYONNAIS NEW
                                        --------------
YORK BRANCH, a branch duly licensed under the laws of the State of New York of a banking corporation organized and existing under the laws of the Republic of France ("Credit Lyonnais"), as an Atlantic Bank Investor and as agent for
         ---------------
Atlantic and the Atlantic Bank Investors (in such capacity, the "Atlantic
                                                                 --------
Agent"), BNP PARIBAS, a French banking corporation, acting through its Houston
-----
agency ("BNPP"), as an Atlantic Bank Investor,  THE BANK OF NOVA SCOTIA, a
         ----
banking corporation organized and existing under the laws of Canada, acting through its New York Agency ("Scotia Bank"), as a Liberty Bank Investor and as
                              -----------
agent for Liberty and the Liberty Bank Investors (in such capacity, the "Liberty
                                                                         -------
Agent"), ABN AMRO BANK N.V., a banking corporation organized and existing under
-----
the laws of the Netherlands and acting through its Chicago Branch ("ABN AMRO"),
                                                                    --------
as an AFC Bank Investor and as agent for AFC and the AFC Bank Investors (in such capacity, the "AFC Agent"), BANK ONE, NA (having its main office in Chicago,
               ---------
Illinois), a national banking association ("Bank One"), as a Falcon Bank
                                            --------
Investor and as agent for Falcon and the Falcon Bank Investors (in such capacity, the "Falcon Agent"), BAYERISCHE HYPO- UND VEREINSBANK AG, NEW YORK
               ------------
BRANCH, a branch duly licensed under the laws of New York of a banking corporation organized and existing under the laws of the Federal Republic of Germany ("HypoVereinsbank"), as a Black Forest Bank Investor and as agent for
          ---------------
Black Forest and the Black Forest Bank Investors (in such capacity, the "Black
                                                                         -----
Forest Agent")  and BANK OF AMERICA, NATIONAL ASSOCIATION, a national banking
------------
association  ("Bank of America"), as agent for RCC, Atlantic, Liberty, AFC,
               ---------------
Falcon, Black Forest, the RCC Bank Investors, the Atlantic Bank

Investors, the Black Forest Bank Investors, the Liberty Bank Investors, the AFC Bank Investors and the Falcon Bank Investors (in such capacity, the "Administrative Agent"), as an RCC Bank Investor, as agent for RCC and the RCC
 --------------------
Bank Investors (in such capacity, the "RCC Agent") and Lead Arranger, amending
                                       ---------
that certain Transfer and Administration Agreement dated as of May 19, 2000, among the Transferor, the Collection Agent, the Class Conduits (as defined thereunder) and the Bank Investors (the "Original Agreement" and said agreement
                                         ------------------
as amended, the "Agreement").
                 ----------

          WHEREAS, the parties hereto mutually desire to make certain amendments to the Agreement as hereinafter set forth; and

          WHEREAS, capitalized terms used herein shall have the meanings assigned to such terms in the Original Agreement;

          NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

          SECTION 1. Amendment to Definitions.
                     ------------------------

          (a) The definition of "Commitment Termination Date" is hereby deleted and replaced with the following (solely for convenience added language is italicized):

          ""Commitment Termination Date" means, with respect to each Class, May
            ---------------------------
          16, 2002, or such later date to which such Commitment Termination Date may be extended by Transferor, the related Class Agent and the related Bank Investors not later than 60 days prior to the then current Commitment Termination Date for such Class."

               (b) The definition of "Dilution Reserve Ratio" is hereby deleted and replaced with the following (solely for convenience added language is italicized):

          ""Dilution Reserve Ratio" means, at any time, an amount equal to the
            ----------------------
product of (i) two (2) and (ii) the highest Dilution Ratio as of the last day of any of the preceding six (6) months."

               (c) The definition of "Facility Limit" is hereby deleted and replaced with the following (solely for convenience added or changed language is italicized):

          ""Facility Limit" means (i) with respect to the Class of which
            --------------
Atlantic is a member, $111,562,500; provided that such amount may not at any time exceed the aggregate Commitments with respect to the Atlantic Bank Investors, (ii) with respect to the Class of which RCC is a member, $178,500,000; provided that such amount may not at any time exceed the aggregate Commitments with respect to the RCC Bank Investors, (iii) with respect to the Class of which Liberty is a member, $133,875,000; provided that such amount may not at any time exceed the aggregate Commitments with respect to the Liberty Bank Investors, in each case, at any time in effect, (iv) with respect to the Class of which AFC is a member, $111,562,500; provided that such amount may not at any time exceed the aggregate Commitments with respect to the AFC Bank Investors, in each case, at any time in effect, (v) with respect to the Class of which Falcon is a member, $111,562,500; provided that such amount may not at any time exceed the aggregate Commitments with respect to the Falcon Bank Investors, in each case, at any time in effect, (vi) with respect to the Class of which Black Forest is a member, $66,937,500; provided that such amount may not at any time exceed the aggregate Commitments with respect to the Black Forest Bank Investors, in each case, at any time in effect and (vii) with respect to any other Class, the amount specified as such in any supplement hereto for such Class; provided that, with respect to any other Class, the Facility Limit for such Class shall not at any time exceed the aggregate Commitments for the Bank Investors in such Class."

               (d) The definition of "Loss and Dilution Reserve" is hereby deleted and replaced with the following (solely for convenience added or changed language is italicized):

          ""Loss and Dilution Reserve" means, with respect to each Class, at any
            -------------------------
time, an amount equal to the product of (i) the Loss and Dilution Reserve Percentage and (ii) the Net Investment for such Class at such time. Notwithstanding the foregoing, (i) with respect to the Class of which RCC is a member, the portion of the Loss and Dilution Reserve attributable to losses shall at all times be at least equal to $14,000,000, (ii) with respect to the Class of which Atlantic is a member, the portion of the Loss and Dilution Reserve attributable to losses shall at all times be at least equal to $8,750,000, (iii) with respect to the Class of which Liberty is a member, the portion of the Loss and Dilution Reserve attributable to losses shall at all times be at least equal to $10,500,000, (iv) with respect to the Class of which AFC is a member, the portion of the Loss and Dilution Reserve attributable to losses shall at all times be at least equal to $8,750,000, (v) with respect to the Class of which Falcon is a member, the portion of the Loss and Dilution Reserve attributable to losses shall at all times be at least equal to $8,750,000, (vi) with respect to the Class of which Black Forest is a member, the portion of the Loss and Dilution Reserve attributable to losses shall at all times be at least equal to $5,250,000, and (vii) with respect to any other Class, the portion of the Loss and Dilution Reserve shall at all times be at least equal to an amount agreed upon by the Transferor, the Administrative Agent and the Class Agent for such additional class at the time it becomes a party hereto."

               (e) The definition of "Maximum Net Investment" is hereby deleted and replaced with the following (solely for convenience added or changed language is italicized):

          ""Maximum Net Investment" means (i) with respect to the Class of which
            ----------------------
RCC is a member, $175,000,000, (ii) with respect to the Class of which Atlantic is a member, $109,375,000, (iii) with respect to the Class of which Liberty is a member, $131,250,000, (iv) with respect to the Class of which AFC is a member, $ 109,375,000, (v) with respect to the Class of which Falcon is a member, $109,375,000, (vi) with respect to the Class of which Black Forest is a member, $65,625,000 and (vii) with respect to any other Class, the amount set forth pursuant to Section 11.2(b)."

          SECTION 1.  Affirmations.
                      ------------

               (a)  The Transferor and Collection Agent have complied with
Section 2.8 of the Agreement with respect to Lock-Box Accounts and solely for convenience attached hereto is the updated Exhibit C.

               (b) All parties hereto agree and acknowledge that with respect to each Bank Investor party hereto, each Bank Investor has a Commitment and such Commitment of such Bank Investor shall be the dollar amount set forth opposite such Bank Investor's signature on the signature page hereto, which may be different from the Original Agreement.

          SECTION 2.  Conditions Precedent.  This Amendment shall not become
                      --------------------
effective until the Administrative Agent shall have received the following:

               (a) A copy of the Resolutions of the Board of Directors of the Transferor and Tech Data certified by its Secretary approving this Amendment and the other documents to be delivered by the Transferor and Tech Data hereunder; and

               (b) A Certificate of the Secretary of the Transferor and Tech Data certifying (i) the names and signatures of the officers authorized on its behalf to execute this Amendment and any other documents to be delivered by it hereunder and (ii) the Resolutions referenced in Section 3(a) are still in full force and effect and that the Board has not taken any action to amend modify or repeal such Resolutions.

          SECTION 3.  Representations and Warranties.  The Transferor hereby
                      ------------------------------
makes to the Company, on and as of the date hereof, all of the representations and warranties set forth in Section 3.1 of the Original Agreement. In addition, the Collection Agent and the Guarantor hereby make to the Company, on the date hereof, all the representations and warranties set forth in Section 3.3 of the Original Agreement.

          SECTION 4.  Successors and Assigns.  This Amendment shall bind, and
                      ----------------------
the benefits hereof shall inure to the parties hereof and their respective successors and permitted assigns;

          SECTION 5.  Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY AND
                      -------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE TRANSFEROR HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN THE CITY OF NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

          SECTION 6.  Severability; Counterparts.  This Amendment may be
                      --------------------------
executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          SECTION 7.  Captions.  The captions in this Amendment are for
                      --------
convenience of reference only and shall not define or limit any of the terms or provisions hereof.

          SECTION 8.  Ratification.  Except as expressly affected by the
                      ------------
provisions hereof, the Original Agreement as amended by this Amendment shall remain in full force and effect in accordance with its terms and ratified and confirmed by the parties hereto. On and after the date hereof, each reference in the Original Agreement to "this Agreement", "hereunder", "herein" or words of like import shall mean and be a reference to the Original Agreement as amended by this Amendment.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written above.


                         TECH DATA FINANCE SPV, INC.,
                          as Transferor

                         By: /s/ Arthur W. Singleton
                            ------------------------
                           Name: Arthur W. Singleton
                           Title: Vice President, Chief Financial Officer,
                                  Treasurer, and Secretary

                         TECH DATA CORPORATION,
                          as Collection Agent

                         By:  /s/ Arthur W. Singleton
                              -----------------------
                           Name: Arthur W. Singleton
                           Title: Vice President, Chief Financial Officer,
                                  Treasurer, and Secretary

                         RECEIVABLES CAPITAL CORPORATION

                         By: /s/ Evelyn Echevarria
                             ---------------------
                            Name: Evelyn Echevarria
                            Title: Vice President

                         ATLANTIC ASSET SECURITIZATION CORP.

                         By:  CREDIT LYONNAIS NEW YORK BRANCH,
                              as attorney-in-fact

                         By: /s/ Kostantina Kourmpetis
                             -------------------------
                            Name: Kostantina Kourmpetis
                            Title: Director

                         LIBERTY STREET FUNDING CORP.

                         By: /s/ Andrew L. Stidd
                            --------------------
                            Name: Andrew L. Stidd
                            Title: President

                         AMSTERDAM FUNDING CORPORATION

                         By: /s/ Andrew L. Stidd
                             -------------------
                            Name: Andrew L. Stidd
                            Title: President

                         FALCON ASSET SECURITIZATION CORPORATION

                         By: /s/ Julie C. Benda
                             ------------------
                            Name: Julie C. Benda
                            Title: Authorized Signatory

                         BLACK FOREST FUNDING CORPORATION

                         By: /s/ Lori Rezza
                             --------------
                           Name: Lori Rezza
                           Title: Vice President

Commitment               BANK OF AMERICA, NATIONAL
----------               ASSOCIATION, as Administrative Agent, RCC

$116,000,000             Agent and as an RCC Bank Investor


                         By: /s/ Michelle M. Heath
                            ----------------------
                           Name: Michelle M. Heath
                           Title: Managing Director

Commitment               CREDIT LYONNAIS NEW YORK BRANCH,
----------
$38,437,500               as Atlantic Agent and as an Atlantic Bank
                                Investor

                         By: /s/ Kostantina Kourmpetis
                             -------------------------
                           Name: Kostantina Kourmpetis
                           Title: Director

Commitment               BNP PARIBAS,
----------
$13,125,000               as an Atlantic Bank Investor

                         By: /s/ Angela Bentley
                             ------------------
                          Name: Angela Bentley
                          Title: Associate

                         By: /s/ Aurora Abella
                             -----------------
                          Name: Aurora Abella
                          Title: Vice President

Commitment               THE BANK OF NOVA SCOTIA, as Liberty
----------
$133,875,000                    Agent and as a Liberty Bank Investor

                         By: /s/ Alan Edwards
                             ----------------
                           Name: Alan Edwards
                           Title: Managing Director

Commitment               ABN AMRO BANK N.V., as AFC Agent
----------                     and as an AFC Bank Investor
$111,562,500
                         By: /s/ Bernard Koh
                             ---------------
                           Name: Bernard Koh
                           Title: Group Vice President

                         By: /s/ Nancy Capecci
                             -----------------
                           Name: Nancy Capecci
                           Title: Group Vice President

Commitment               BANK ONE, NA (having its main office
----------                 in Chicago Illinois), as Falcon Agent
$111,562,500                      and as a Falcon Bank Investor

                         By: /s/ Julie C. Benda
                             ------------------
                           Name: Julie C. Benda
                           Title: Director

Commitment               BAYERISCHE HYPO- UND VEREINSBANK AG, NEW YORK BRANCH,
----------                 as Black Forest Agent and Black Forest Bank Investor
$66,937,500

                          By: /s/ Mark Hirshorn
                             -----------------
                           Name: Mark Hirshorn
                           Title: Managing Director

                         By: /s/ Pamela J. Gillens
                             ---------------------
                           Name: Pamela J. Gillens
                           Title: Associate Director

Commitment               LLOYDS TSB BANK PLC,
----------                as an Atlantic Bank Investor
$60,000,000
                         By: /s/ Gavin Rees
                             --------------
                           Name: Gavin Rees
                           Title: Assistant Director, Structured Finance

                         By: /s/ Michelle White
                             ------------------
                           Name: Michelle White
                           Title: Assistant Vice President, Structured Finance


Commitment               LLOYDS TSB BANK PLC,
----------                as an RCC Bank Investor
$62,500,000
                         By: /s/ Gavin Rees
                             --------------
                           Name: Gavin Rees
                           Title: Assistant Director, Structured Finance

                         By: /s/ Michelle White
                             ------------------
                           Name: Michelle White
                           Title: Assistant Vice President, Structured Finance